UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) Of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 3, 2006

PRB Gas Transportation, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-120129	20-0563497
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1875 Lawrence Street, Suite 450 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 308-1330

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The Company announced on March 3, 2006 that it had acquired a 15% working interest in leaseholds underlying its Gap and Bonepile gas gathering systems and plans to operate a drilling program and the associated gas gathering.

Item 9.01.    Financial Statements and Exhibits.

PRB GAS TRANSPORTATION EXPANDS DRILLING INTERESTS

IN WYOMING’S POWDER RIVER BASIN

Denver, Colorado – March 3, 2006 – PRB Gas Transportation, Inc., (“PRB” or the “Company”) (AMEX:PRB) today announced that it has acquired a 15% working interest in approximately five sections of land representing 3,200 acres underlying its GAP & Bonepile gathering systems in Wyoming’s Powder River Basin. PRB will be presenting a 30 to 40 coal-bed methane (“CBM”) well drilling program and budget to the other working interest owners in the near term. PRB’s plan calls for the Company to operate these wells and to provide gathering services.

Robert Wright, PRB’s Chairman and CEO noted, “In keeping with our growth strategy, we continue to build land positions and drilling opportunities near our gas gathering and compression assets. Likewise, we have been expanding our gathering capacity with pipeline purchases that underlie or tie into acreage where we have current and/or proposed drilling activities. We have been extremely gratified by the success of this strategy in North and South Gillette, WY for which we are generating revenues as the operator, 50% working interest partner and as the gatherer. We look forward to similar success from this project.”

PRB is an oil and gas exploration and development company operating in the Rocky Mountain states. In addition, PRB also provides gas gathering, processing and compression services on properties it operates and for third party producers.

This press release may include certain statements concerning expectations for the future that are forward-looking statements. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. An extensive list of factors that can affect future results are discussed in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

Company Contacts:	or	Investor Relations Counsel
The Equity Group Inc.
PRB Gas Transportation, Inc.		Linda Latman (212) 836-9609
Robert W. Wright, Chairman and CEO		www.theequitygroup.com
William P. Brand, Jr., Vice President - Finance
(303) 308-1330
info@prbtrans.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2006	PRB Gas Transportation, Inc.
(Registrant)
/s/ William P. Brand, Jr.
William P. Brand, Jr.
Vice President - Finance
(Principal Financial and Accounting Officer)